                         ===============================

                              THE CHINA FUND, INC.

                         ===============================




                                  ANNUAL REPORT

                                OCTOBER 31, 1999





                                           -------------------------------------
                                            THE CHINA FUND, INC.
                                            TABLE OF CONTENTS
                                                                           PAGE
                                            Key Highlights                   1
                                            Asset Allocation                 2
                                            Chairman's Statement             3
                                            Investment Managers' Statement   5
                                            About the Portfolio Managers    11
                                            Schedule of Investments         12
                                            Financial Statements            17
                                            Notes to Financial Statements   21
                                            Report of Independent Auditors  24
                                            Other Information               25
                                            Dividends and Distributions;    26
                                              Dividend Reinvestment
                                              and Cash Purchase Plan

                                           -------------------------------------

THE CHINA FUND, INC.
KEY HIGHLIGHTS
================================================================================

----------------------------------------------------------------------
                               FUND DATA
----------------------------------- ----------------------------------
         NYSE STOCK SYMBOL                         CHN
----------------------------------- ----------------------------------
           LISTING DATE                       JULY 10, 1992
----------------------------------- ----------------------------------
        SHARES OUTSTANDING                      10,073,173
----------------------------------- ----------------------------------
    TOTAL NET ASSETS (10/31/99)              US$128.3 MILLION
----------------------------------- ----------------------------------
    NET ASSET VALUE (10/31/99)                    $12.74
----------------------------------- ----------------------------------
      MARKET PRICE (10/31/99)                     $9.94
----------------------------------------------------------------------


----------------------------------------------------------------------
                             TOTAL RETURN
----------------------------------------------------------------------
  PERFORMANCE AS OF
      10/31/99:            NET ASSET VALUE(1)         MARKET PRICE
--------------------- ---------------------------- -------------------
      12 MONTHS                 18.67%                    14.67%
--------------------- ---------------------------- -------------------
  3-YEAR CUMULATIVE              2.25%                   -10.13%
--------------------- ---------------------------- -------------------
  3-YEAR ANNUALIZED              0.75%                    -3.50%
--------------------- ---------------------------- -------------------
  5-YEAR CUMULATIVE             -6.09%                   -35.24%
--------------------- ---------------------------- -------------------
  5-YEAR ANNUALIZED             -1.25%                    -8.32%
----------------------------------------------------------------------


----------------------------------------------------------------------
                           DIVIDEND HISTORY
----------------------------------------------------------------------

      RECORD DATE              INCOME              CAPITAL GAINS
-----------------------  ------------------  -------------------------
        12/31/98              $0.0780                   --
-----------------------  ------------------  -------------------------
        12/31/97                 --                   $0.5003
-----------------------  ------------------  -------------------------
        12/31/96              $0.0834                   --
-----------------------  ------------------  -------------------------
        12/29/95              $0.0910                   --
-----------------------  ------------------  -------------------------
        12/30/94              $0.0093                 $0.6006
-----------------------  ------------------  -------------------------
        12/31/93              $0.0853                 $0.8250
-----------------------  ------------------  -------------------------
        12/31/92              $0.0434                 $0.0116
----------------------------------------------------------------------


(1) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 1999
================================================================================


--------------------------------------------------------------------------------
                     TEN LARGEST LISTED EQUITY INVESTMENTS *
--------------------------------------------------- ----------------------------
  1. Legend Holdings, Ltd.                                     5.94%
--------------------------------------------------- ----------------------------
  2. China Merchants Holdings Co., Ltd.                        5.17%
--------------------------------------------------- ----------------------------
  3. China Telecom (Hong Kong), Ltd.                           4.69%
--------------------------------------------------- ----------------------------
  4. Yizheng Chemical Fibre Co., Ltd.                          4.18%
--------------------------------------------------- ----------------------------
  5. China Everbright International, Ltd.                      4.18%
--------------------------------------------------- ----------------------------
  6. Shanghai Petrochemical Co., Ltd.                          3.31%
--------------------------------------------------- ----------------------------
  7. Yanzhou Coal Mining Co.                                   3.02%
--------------------------------------------------- ----------------------------
  8. China Shipping Co., Ltd.                                  2.71%
--------------------------------------------------- ----------------------------
  9. Cosco Pacific, Ltd.                                       2.64%
--------------------------------------------------- ----------------------------
 10. China Pharmaceutical Enterprise & Investment              2.59%
     Corp., Ltd
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              DIRECT INVESTMENTS *
------------------------------------------------------ -------------------------
1.  A-S China Plumbing Products, Ltd.                            3.50%
------------------------------------------------------ -------------------------
2.  Wai Kee China Investments (BVI) Co., Ltd.                    2.05%
------------------------------------------------------ -------------------------
3.  Moulin International Holding, Ltd.                           1.56%
------------------------------------------------------ -------------------------
4.  New World Sun City, Ltd.                                     1.08%
------------------------------------------------------ -------------------------
5.  Road King Infrastructure, Ltd.                               1.00%
------------------------------------------------------ -------------------------
6.  Companion Marble Holdings, Ltd.                              0.09%
------------------------------------------------------ -------------------------
7.  Companion Marble Holdings, Ltd. (Warrants.)                  0.02%
------------------------------------------------------ -------------------------

------------------------------------------------------ -------------------------

--------------------------------------------------------------------------------

* Percentages based on net assets at October 31, 1999

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
================================================================================
Dear Stockholders:                                             November 17, 1999

I am pleased to present the annual report for The China Fund Inc. (the "Fund") for the fiscal year ended October 31, 1999. After taking into consideration the US$0.078 per share distribution paid to shareholders in January 1999, the Fund's Net Asset Value ("NAV") and market price increased 18.64% and 14.65%, respectively. The Fund's NAV per share increased to US$12.74 from US$10.84 and its market price increased to US$9.94 from US$8.75 for the year ended October 31, 1999.

I am also pleased to announce the positive results of our previously announced stock buyback program. From October 19, 1998 through March 15, 1999 the Fund repurchased approximately $6.4 million of its shares in the open market at a weighted average repurchase price of $8.28 per share.

CHINA AND HONG KONG MARKETS OVERVIEW

Market sentiment improved on signs of economic recovery in Asia. Over the past year, the Shanghai "B" share and Shenzhen "B" share indices gained 21.7% and 27.6% while the Hang Seng Index and the Hong Kong Stock Exchange "H" share indices rose 30.5% and 18.0% respectively.

Primary market activity, however, remained subdued. An additional 3 new shares were listed on the China stock markets. During the year, the number of Shanghai "B" shares rose from 52 to 53 while the listings in Shenzhen remain unchanged at
54. In addition, the number of "H" shares, Chinese companies listed in Hong Kong, rose from 41 to 43 and that of "N" shares, companies listed in the United States, remained unchanged at six. Total combined market capitalization of "B", "H" and "N" shares stood at US$11.9 billion as of October 31, 1999.

LISTED INVESTMENTS

In view of the improving economy in the region, the Fund increased its investments in cyclical companies while moving away from a more defensive strategy by reducing investments in infrastructure stocks. Investments in China "B" shares were increased in light of the potential for further growth. The Fund's cash position was reduced from 11.0% at the end of the last fiscal year to 1.2% as of the end of October 1999.

DIRECT INVESTMENTS

During the year, the Fund completed the realization of two investments from its Direct Investment portfolio. Upon full realization the Fund generated a gain of US$11.11 million in its investment in Guangdong Kelon Electrical Holdings Co. Limited; and a gain of US$3.97 million in its investment in CM Telecom International Limited.

At year end, the Fund's direct investment portfolio included investments in nine companies, including a new investment made during the year of US$2.0 million into Moulin International Holdings Limited, an optical frames manufacturer, distributor and retailer.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT (CONTINUED)
================================================================================

LOOKING TO THE NEW MILLENNIUM

As of the date of this writing, China reached an agreement with the U.S. regarding its entry into the World Trade Organization ("WTO"). Although bilateral agreements still need to be signed with other major WTO members, including Canada and the European Union, we believe the possibility of China formally joining the Organization early next year is good. We believe China's successful entry into the WTO will open an exciting new chapter in global trade. This historic event should have a positive long-term impact on China's economic growth as it should boost the country's external trade and attract large inflows of foreign investments and create employment opportunities. The continued integration of China's economy into the global market also would complement the market liberalization reforms that have been taking place in China over the past few years.

In summary, we believe that China's long term economic outlook remains promising and will continue to provide excellent investment opportunities for the Fund. We thank you for your continuing support and for your interest in the Fund. If you have any questions, comments or would like additional information on the Fund's holdings, we invite you to call (toll free) 1-888-CHN-CALL (246-2255).


Sincerely,



John W. English
Chairman of the Board

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS
================================================================================
Dear Stockholders:                                             November 17, 1999

REVIEW OF LISTED INVESTMENTS
MARKET REVIEW
The Hong Kong equity market gained 30.5% over the 12 month period under review. Buying interest was strong in November 1998, especially towards the property and banking sectors in response to good property sales, stabilizing local interbank rates and expectations of interest rate cuts. The continued inflow of funds lifted the Hang Seng index to challenge the 11,000 level in late 1998 before easing on the back of a disappointing third quarter 1998 GDP report (down 7.1% year-on-year) and a correction on Wall Street. Nevertheless, the market recovered some of its losses in mid-December 1998 due to window dressing activities before the year-end in thin trading. Share prices stayed firm during the first week of January 1999 amid investors' anticipation of more interest rate cuts and better regional market performance. Subsequently, China's decision to allow the troubled Guangdong International Trust & Investment Corporation ("GITIC") to go bankrupt with no priority repayment to foreign banks as previously anticipated by the market and news of potential insolvency of another large Chinese group, Guangdong Enterprise, due to high debt levels triggered heavy selling of `red chips' and other China-related shares. Banks with large exposure to Chinese companies were sold down aggressively. Sentiment was affected by the currency crisis in Brazil, which in turn lifted risk premiums and dashed hope of further interest rate cuts. In March and April of 1999, speculation of a possible Disney theme park in Hong Kong, positive reception to the financial secretary's budget speech and favorable response to property pre-sales led the stock market higher. Strong performance in the United States, a rebound in the Japanese market and lower interbank rates lent further support to the market. As global funds gradually returned to the Asia Pacific region, Hong Kong was a major beneficiary. The Hong Kong equity market corrected in May as investors took profits after April's strong gains. The steady rise of interbank rates, the disappointing restructuring plan announced by Guangdong Enterprise and the Chinese embassy bombing led to more negative sentiment.

The market posted a rebound in June, which was initially led by telecom and media-related shares. Rotational buying was also seen in the red chips and China concept stocks on the back of attractive valuations. Reports of China's new reflation policy to stimulate the sluggish domestic economy attracted further buying into these shares. The market continued its up-trend in early July on the back of the Fed's decision to adopt a "neutral" stance on interest rates. However, profit taking soon set in due to escalating tensions between China and Taiwan and further fund raising activities by local corporations. The renewed strength of the Japanese yen, weakness in regional equity markets and the steady rise in local interbank rates also affected market sentiment. The Hong Kong equity market was quite volatile during October 1999. The index moved higher ahead of the Hong Kong Chief Executive's annual policy speech as investors were speculating on further short term measures to be announced to boost the local economy. However, given the lack of any positive surprises from the speech, investors took profits across the board. Renewed fear over possible US interest rate hikes and poor land auction results triggered further selling. The launching of the Tracker fund, which was an index fund created by the Hong Kong government to unload a part of its estimated US$30 billion worth of stocks accumulated in August 1998 to support the market, put more downward pressure on the Index. The market staged a strong rebound towards the end of October, however, driven by several positive corporate announcements such as Hutchison's sale of Orange, Sun Hung Kai Properties' agreement with Microsoft and the potential spin-off of Wharf's pay television and internet businesses. The Hang

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
================================================================================
REVIEW OF LISTED INVESTMENTS (CONTINUED)
Seng Index closed at 13,257 at the end of October 1999.

In the "H" share market, sentiment was strong at the beginning of November 1998 on expectations of domestic interest rate cuts. Heavy buying was also triggered by a fourfold increase in China's weighting in the International Finance Corporation ("IFC") indices - a set of global benchmark indices with large institutional following. However, investors turned more cautious by mid-November following the release of disappointing trade numbers for October which showed a sharp downturn in China's exports (down 17.3% year-on-year). Reports of price declines in petrochemical products after a short recovery following the government's July 1998 anti-smuggling campaign also dampened sentiment. The renewed call by Beijing for the severance of government agencies and military from all commercial business activities by the end of 1998 increased uncertainties in the market and led to profit-taking towards the end of November. Although the announcement of interest rate cut by an average of 50 basis points on both the domestic renminbi deposit and lending rates in early December 1998 triggered some buying in the market, the rally was short-lived. In early January, the cautious outlook for 1999 voiced by China's finance minister, who expressed concern over a declining export growth and sluggish domestic market, set a negative tone at the beginning of the year. Reports of financial troubles at GITIC and Guangdong Enterprise led to heavy selling across all China shares on fears of widespread financial failures among Chinese companies. The sharp devaluation of the Brazilian real during the month re-ignited fear of a renminbi devaluation which led to further share price weaknesses. In addition, profit warnings issued by several listed companies that they had incurred losses or sharp earnings declines in 1998 further dampened sentiment. However, the market rebounded toward the end of January 1999 on the central bank governor's promise that the renminbi would not be devalued. Sentiment was subsequently lifted in March by encouraging retail sales figures and strong industrial output and fixed asset investment growth.

While the annual National People's Congress in March 1999 provided no new policy initiatives, it nonetheless demonstrated China's resolve in pushing ahead with the much needed economic reforms. Premier Zhu Rongji's assurance that the GITIC bankruptcy was an isolated event also eased concerns of widespread financial failure. The visit by Premier Zhu Rongji to the United States in April and anticipation of China's World Trade Organization ("WTO") entry before the end of 1999 increased buying interest in China shares. Despite poor 1998 results announced by many China companies in April 1999, cyclical stocks performed well over the month on the expectation of strong earnings recovery during 1999. Sentiment turned cautious following NATO's bombing of the Chinese embassy in Belgrade on May 7th, which strained Sino-US relations. Allegations that China stole nuclear secrets from the United States through espionage activities led to further deterioration of relations between the two countries and dashed hope for an imminent agreement between the United States and China on China's WTO entry. In June 1999, the aggressive 100 basis point cut in average domestic deposit rates and positive comments on the stock market made by several senior officials signaled the government's intention to reflate the Chinese economy by boosting confidence in stock investment and encouraging domestic consumption. The emergence of cross-strait tension between China and Taiwan and concern over interim result disappointments triggered profit- taking. However, buying interest returned toward the end of June on talks of further measures to boost sluggish

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
================================================================================
REVIEW OF LISTED INVESTMENTS (CONTINUED)

domestic demand and the stock market. The resumption of bilateral talks between China and the US and the extension of China's normal trade relations ("NTR") for another year also boosted market sentiment and revived hope for China's WTO entry in 1999. In August, concerns over renminbi devaluation eased following the release of strong export numbers for July, up 7.5% year-on-year. Market sentiment improved further on the back of easing cross-strait tension with China stating that it would still seek a peaceful solution in dealing with Taiwan. The stronger than expected interim results reported by cyclical and consumer stocks led to active buying in the H share markets towards the end of August. Market sentiment turned weak in September on disappointment over the lack of progress on the WTO talks following the Jiang-Clinton meeting at the Asia-Pacific Economic Conference ("APEC") meeting. However, economic numbers released during the month were encouraging. China's exports continued to recover while deflation stabilized, retail sales rose modestly and foreign direct investment declines narrowed. The strong export number for August, up 17.8%, in addition to remarks by the central bank governor that the renminbi would be stable next year alleviated worries over a devaluation of the Chinese currency. China also allowed state-owned enterprises to make long term investments in the domestic stock market as a measure to boost market liquidity. During the twelve months ended October 31, 1999, the "H" share index rose by 18.0% to close at 497.

The "B" share markets were negatively affected by the government's crackdown on illegal forex transactions, which limited buying by local investors in the market. Tighter currency control since August 1998 reduced buying interest from local investors in the "B" share markets while foreign investors focused mainly on the more liquid "H" shares and "red chip" stocks in Hong Kong. Sentiment was also dampened by profit warnings issued by many listed companies in December/January on their 1998 earnings results. Trading in "B" shares was subdued over the first few months of 1999. However, in late May, China's decision to cut the stamp duty for "B" shares and to allow local securities houses to tap into bank financing and increase their registered capital was interpreted by the market as Beijing's intention to lift the local stock markets. Rumors of new regulations on Sino-foreign joint venture funds which will be permitted to invest in "B" shares further stimulated buying interest. In July 1999, the market corrected on worries over cross-strait tensions and weak interim results. Activities on the "B" share markets fell towards the end of September ahead of the week-long holiday in early October in celebration of China's National Day. Over the twelve months ended October 31, 1999, however, the Shanghai and Shenzhen "B" share markets gained 21.7% and 28.0% respectively.

On the economic front, China's economy grew at 7.4% over the first nine months of 1999 as compared with 7.8% in 1999. Inflation, as measured by the National Retail Price Index, registered negative 3.0% growth from January to October 1999, down from - 2.6% in 1998. Money supply growth, as measured by M2, fell from 15.3% growth as at the end of 1998 to 14.5% by October 1999. Given the low inflation rate and moderate money supply growth, the Chinese central bank announced further interest rate cuts during the year which brought the one year time deposit rate down from 4.77% to 2.25%. Exports declined over the first six months of 1999 but turned positive starting in July. Starting in July, exports registered successively higher growth from 7.5% in July to 23.8% in imports surged 19.2% year-on-year to US$131.4 billion giving rise to a trade surplus of US$23.8 billion. China's

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
================================================================================
REVIEW OF LISTED INVESTMENTS (CONTINUED)

foreign exchange reserves also grew in 1999, up 4.5% to US$151.5 billion by the end of September 1999 from US$145.0 billion registered at year-end 1998.

PORTFOLIO REVIEW
The following table presents the Fund's portfolio allocation of listed investments among the various sectors by market value as of October 31, 1999 and October 31, 1998:

HONG KONG                                       10/31/99          10/31/98
---------                                       --------          --------
HONG KONG SHARES      Conglomerate                13.6%             17.1%
                      Industrial                  20.7               6.5
                      Infrastructure               0.0               7.3
                      Property                     1.2               2.6
                      Transportation               4.3               5.0
                      Utility                      5.2               0.0
                                                ------            ------
                                                  45.0              38.5
                                                ------            ------

"H" SHARES            Industrial                  22.6               9.9
                      Infrastructure               3.6              13.8
                      Transportation               7.6               5.2
                      Utility                      6.8               9.6
                                                ------            ------
                                                  40.6              38.5
                                                ------            ------

                      HONG KONG SUB-TOTAL         85.6              77.0
                                                ------            ------
CHINA
-----
SHANGHAI "B" SHARES   Industrial                   1.1               0.0
                      Property                     1.0               0.0
                      Service                      1.2               1.1
                      Transportation               0.7               1.2
                      Utility                      1.6               3.0
                                                ------            ------
                                                   5.6               5.3
                                                ------            ------
SHENZHEN "B" SHARES   Industrial                   2.4               1.0
                      Property                     1.1               0.8
                      Utility                      1.2               0.0
                                                ------            ------
                                                   4.7               1.8
                                                ------            ------
"N" SHARES            Utility                      2.9               4.9
                                                ------            ------
                      CHINA SUB-TOTAL             13.2              12.0
                                                ------            ------

CASH                                               1.2              11.0
                                                ------            ------

                      TOTAL                      100.0%            100.0%
                                                ======            ======

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
================================================================================
REVIEW OF LISTED INVESTMENTS (CONTINUED)

During the period under review, the Fund has increased its weighting in Hong Kong, bringing the exposure up to 45.0% from 38.5%. We have increased the Fund's "H" share holding from 38.5% to 40.6%. Investment in "B" share was increased with the exposure to Shanghai "B" shares increased from 5.3% to 5.6% while the weighting in the Shenzhen "B" shares was raised from 1.8% to 4.7%. The weighting in "N" shares was cut from 4.9% to 2.9%. The Fund's cash level was reduced to 1.2% from 11.0%.

REVIEW OF  DIRECT INVESTMENTS
As of October 31, 1999, the Fund held investments in nine companies within its Direct Investment portion. A description of these investments is set out below.

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC was established to develop Dongguan New World Gardens (the "Project") in Dongguan, Guangdong Province. The Project involves the development and sale of detached houses, semi-detached houses, low-rise and high-rise apartments and 93,000 square meters of commercial and retail space on a 466,666 square meter site near Dongguan. The Project has total permissible floor area of approximately 1.12 million square meters and is being developed over several phases. As of October 31, 1999, 78% of the total units offered for sale had been sold and the Fund had received interest and repayments totaling US$2.91 million, or 80% of it's original investment cost.

A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established to produce and distribute a complete line of sanitaryware products for American Standard Inc. ("ASI"), a US based international manufacturer of plumbing products, through the acquisition of seven joint ventures in China. ASI has granted to ASPPL the exclusive right to license trademarks owned by ASI for plumbing products in China.

WAI KEE CHINA INVESTMENTS (BVI) COMPANY LIMITED ("WAI KEE")
Wai Kee is an investment holding company which is engaged, through its interests in companies and joint ventures in China, in building materials operations, construction equipment trading, and quarry concessions. Wai Kee also owns an interest in Road King Infrastructure Limited which is engaged in tollroad operations in the PRC. The major shareholder of Wai Kee is Wai Kee Holdings Limited which is listed on the HKSE and engaged in quarrying, civil engineering and dredging in Hong Kong.

COMPANION MARBLE (HOLDINGS) LIMITED ("CML")
CML is engaged in the processing, wholesaling, retailing and the provision of installation services for granite and marble products in China. In January 1999, the Fund restructured the terms of its investment in CML. As of October 31, 1999, US$0.64 million representing 99% of the original investment cost had been repaid. The balance is due by March 31, 2000 together with a premium of US$0.18 million. The Fund also held 357,143 bonus warrants issued by CML at an exercise price of HK$0.70 per share.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
================================================================================
REVIEW OF DIRECT INVESTMENTS (CONTINUED)
SIU FUNG CERAMICS CONCEPT COMPANY LIMITED ("SIU FUNG")
Siu Fung is an investment holding company which owns a group of joint ventures in China engaged in the manufacture and sale of ceramic products, including tiles and sanitaryware. Siu Fung's major shareholder is Siu Fung Ceramics Holdings Limited ("SFH"), a listed company on The Stock Exchange of Hong Kong Limited (the "HKSE"), engaged primarily in marketing and manufacturing production equipment for ceramic products. In December 1996, the Fund made a full provision against the cost of its investment in Siu Fung.

WING HONG HOLDINGS LIMITED ("WING HONG")
Wing Hong was a vertically integrated cashmere yarn and knitwear manufacturer. Wing Hong exported private-label knitwear through importers and wholesalers to up-market retailers. During it's fiscal year ending March 31, 1996, Wing Hong experienced a substantial downturn in sales. As a result, the main operating subsidiary of Wing Hong went into liquidation in May 1996. In 1996, the Fund made a full provision against the cost of its investment in Wing Hong

SHANGHAI LINKS EXECUTIVE COMMUNITY LIMITED ("SLEC")
SLEC is a company incorporated to develop and manage a high quality, western style residential community providing residences, school, healthcare and recreational facilities in Shanghai. SLEC owns the land use rights for a sight of 1.4 million square meters where a total of 474 custom-built detached villas and 326 apartments will be constructed. The company is facing a tight liquidity situation and the investment is subject to litigation. The Fund made a full provision against the cost of its investment in SLEC as of October 29, 1999.

ROAD KING INFRASTRUCTURE LIMITED ("ROAD KING")
Road King is an operator of tollroads in China and has interests in eighteen tollroads with a combined length of approximately 610 kilometers. Road King achieved a listing of its shares on the HKSE in 1996.

MOULIN INTERNATIONAL HOLDINGS, LIMITED ("MIH")
Moulin is engaged in the manufacture, distribution and retailing of optical frames. It is the largest manufacturer in Asia and one of the largest globally, with production capacity of 12 million pairs for the year ended March 31, 1999. Moulin has distribution offices in Hong Kong, Singapore, Malaysia, the Philippines and Taiwan and owns a distribution company in Germany. The Fund is expected to be able to convert its investment in MIH into new Ordinary shares of MIH which are listed on The Stock Exchange of Hong Kong Limited at a price of HK$0.87 per share. The share price of MIH as of October 31, 1999 was HK$0.74. The Fund's investment is valued at cost.

Sincerely,

Richard C. Wong, Listed Investment Manager
Vincent J. Warner, Direct Investment Manager

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS
================================================================================
LISTED INVESTMENT MANAGER
Mr. Richard C. Wong serves as the portfolio manager for the Fund's portfolio of listed securities. Mr. Wong holds a BA in Economics and Computer Science from Columbia University and an MBA in Finance from New York University. He is currently an Associate Director at HSBC Asset Management (Hong Kong) Limited. Mr. Wong first joined HSBC Asset Management (Hong Kong) Limited in 1993 as an investment manager specializing in China and Taiwan equities. In 1995 he began working for Nikko Capital Management in Hong Kong before returning to HSBC Asset Management (Hong Kong) Limited in January of 1997.


DIRECT INVESTMENT MANAGER
Mr. Vincent J. Warner has served as the portfolio manager of the Fund's direct investment portfolio since January 1999. He is a director of HSBC Private Equity
(Asia) Limited and the Finance Director of HSBC Private Equity (Asia) Limited.

Mr. Warner has had responsibility for the Fund's direct investment portfolio since February 1998 and has been a member of the team managing the Fund's Direct Investment Portion since July 1995. Prior to joining HSBC Private Equity (Asia) Limited, Mr. Warner worked for AusAsean Management Limited, the direct investment subsidiary of the AusAsean Group in Australia and Lloyds Development Capital Limited, the direct investment subsidiary of Lloyds Bank plc in the UK. Mr. Warner holds an MA in jurisprudence from Oriel College, Oxford, England.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

================================================================================

             NAME OF ISSUER
           AND TITLE OF ISSUE                                                SHARES                VALUE (NOTE A)
           ------------------                                                ------                --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA - SHANGHAI "B" SHARES
  COMMUNICATION SERVICES - (1.0%)
    Eastern Communications Co., Ltd.....................................    1,519,150                $ 1,239,626
                                                                                                     -----------
  ELECTRIC UTILITIES - (1.5%)
    Zhejiang Southeast Electric Power Co., Ltd..........................    6,732,000                  1,925,352
                                                                                                     -----------

  PROPERTY DEVELOPER - (0.9%)
    Shanghai Lujiazui Finance and Trade Zone Development Co., Ltd.......    3,951,285                  1,153,775
                                                                                                     -----------

  TRANSPORTATION - (0.7%)
    Shanghai Dazhong Taxi Co., Ltd.*....................................    2,330,000                    843,460
                                                                                                     -----------

  TRAVEL & TOURISM - (1.0%)
    Huangshan Tourism Development Co., Ltd..............................    2,826,000                  1,350,828
                                                                                                     -----------

      TOTAL SHANGHAI "B" SHARES - (Cost  $7,467,640)                                           5.1%    6,513,041
                                                                                               ---   -----------

CHINA - SHENZHEN "B" SHARES
  ELECTRIC UTILITIES - (1.0%)
    Guangdong Electric Power Development Co., Ltd.......................    2,899,970                  1,343,875
                                                                                                     -----------

  HOUSEHOLD APPLIANCES - (1.1%)
    Wuxi Little Swan Co., Ltd...........................................    2,571,698                  1,373,823
                                                                                                     -----------

  INDUSTRIALS - (2.1%)
    Bengang Steel Plates Co., Ltd.......................................    7,309,600                  1,401,983
    Shenzhen Fangda Building Material Co., Ltd..........................    3,102,481                  1,277,974
                                                                                                     -----------
                                                                                                       2,679,957
                                                                                                     -----------
      TOTAL SHENZHEN "B" SHARES - (Cost  $7,315,254)                                           4.2%    5,397,655
                                                                                               ---   -----------

      TOTAL CHINA - (Cost  $14,782,894)                                                        9.3%   11,910,696
                                                                                               ---   -----------

HONG KONG
  AUTOMOBILES - (1.3%)
    Brilliance China Automotive Holdings, Ltd.*.........................      446,000                  1,656,317
                                                                                                     -----------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

================================================================================

             NAME OF ISSUER
           AND TITLE OF ISSUE                                                 SHARES                VALUE (NOTE A)
           ------------------                                                 ------                --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
   DIVERSIFIED - (10.9%)
     Beijing Enterprises Holdings, Ltd...................................    1,490,000                $ 2,426,273
     China Everbright International, Ltd.................................    7,500,000                  5,358,177
     China Resources Enterprise, Ltd.....................................    1,102,000                  1,411,456
     Hutchison Whampoa, Ltd..............................................      220,000                  2,208,921
     Shanghai Industrial Holdings, Ltd...................................    1,390,000                  2,594,452
                                                                                                      -----------
                                                                                                       13,999,279
                                                                                                      -----------
   DRUGS & HEALTH CARE - (2.7%)
     China Pharmaceutical Enterprise & Investment Corp., Ltd.............   18,200,000                  3,326,769
     China Pharmaceutical Enterprise & Investment Corp., Ltd.
       (warrants, expiring on October 20, 2001)* ........................    1,820,000                     79,655
                                                                                                      -----------
                                                                                                        3,406,424
                                                                                                      -----------
   ELECTRONICS - (10.8%)
     Founder Hong Kong, Ltd..............................................    6,300,000                  2,007,144
     Johnson Electric Holdings, Ltd......................................      500,000                  2,703,225
     Legend Holdings, Ltd................................................    7,090,000                  7,620,712
     TPV Holdings, Ltd.*.................................................   12,000,000                  1,575,594
                                                                                                      -----------
                                                                                                       13,906,675
                                                                                                      -----------
   FOOD & BEVERAGES - (2.5%)
     China Food Holdings, Ltd............................................    7,318,000                  1,356,493
     Ng Fung Hong, Ltd...................................................    3,176,000                  1,829,517
                                                                                                      -----------
                                                                                                        3,186,010
                                                                                                      -----------
   TELECOMMUNICATIONS - (4.7%)
     China Telecom (Hong Kong), Ltd.*....................................    1,760,000                  6,015,061
                                                                                                      -----------

   TRANSPORTATION - (7.8%)
     China Merchants Holdings Co., Ltd...................................    8,380,000                  6,634,099
     Cosco Pacific, Ltd..................................................    4,533,000                  3,384,360
                                                                                                      -----------
                                                                                                       10,018,459
                                                                                                      -----------
         TOTAL HONG KONG - (Cost  $44,429,330)                                             40.7%       52,188,225
                                                                                           ----       -----------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

================================================================================

             NAME OF ISSUER
           AND TITLE OF ISSUE                                                 SHARES                VALUE (NOTE A)
           ------------------                                                 ------                --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG - "H" SHARES
   AGRICULTURAL MACHINERY - (1.3%)
     First Tractor Co., Ltd..............................................    9,500,000                $ 1,724,271
                                                                                                      -----------

   CEMENT - (0.7%)
     Anhui Conch Cement Co., Ltd.........................................    9,600,000                    951,535
                                                                                                      -----------

   CHEMICALS - (11.5%)
     Beijing Yanhua Petrochemical Co., Ltd...............................   13,000,000                  2,409,732
     Shanghai Petrochemical Co., Ltd.....................................   20,600,000                  4,242,775
     Yizheng Chemical Fibre Co., Ltd.*...................................   19,600,000                  5,361,395
     Zhenhai Refining & Chemical Co., Ltd................................   13,430,000                  2,731,467
                                                                                                      -----------
                                                                                                       14,745,369
                                                                                                      -----------
   ELECTRIC UTILITIES - (4.0%)
     Beijing Datang Power Generation Co., Ltd............................    8,000,000                  1,668,276
     Harbin Power Equipment Co., Ltd.....................................   15,292,000                  1,122,024
     Shandong International Power Development Co., Ltd.*.................   14,340,000                  2,288,936
                                                                                                      -----------
                                                                                                        5,079,236
                                                                                                      -----------
   ELECTRONICS - (2.3%)
     Great Wall Technology Co., Ltd.*....................................    4,700,000                  2,888,910
                                                                                                      -----------

   HOUSEHOLD APPLIANCES - (1.5%)
     Guangdong Kelon Electrical Holdings Co., Ltd........................    2,230,000                  1,980,691
                                                                                                      -----------

   INFRASTRUCTURE - (3.2%)
     Jiangsu Expressway Co., Ltd.........................................    9,782,000                  1,498,434
     Zhejiang Expressway Co., Ltd........................................   17,334,000                  2,655,269
                                                                                                      -----------
                                                                                                        4,153,703
                                                                                                      -----------
   MINING - (5.3%)
     Jiangxi Copper Co., Ltd.*...........................................   18,700,000                  2,888,588
     Yanzhou Coal Mining Co..............................................   11,700,000                  3,878,162
                                                                                                      -----------
                                                                                                        6,766,750
                                                                                                      -----------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

================================================================================

             NAME OF ISSUER
           AND TITLE OF ISSUE                                                 SHARES                VALUE (NOTE A)
           ------------------                                                 ------                --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG - "H" SHARES (CONTINUED)
   TRANSPORTATION - (6.9%)
     China Shipping Co., Ltd.*...........................................   18,600,000               $  3,471,713
     China Southern Airlines Co., Ltd.*..................................   10,200,000                  2,035,142
     Guangshen Railway Co., Ltd..........................................   12,000,000                  1,374,783
     Qingling Motors Co., Ltd............................................   12,000,000                  1,961,768
                                                                                                     ------------
                                                                                                        8,843,406
                                                                                                     ------------
         TOTAL HONG KONG - "H" SHARES - (Cost  $47,350,971)                                36.7%       47,133,871
                                                                                           ----      ------------

         TOTAL HONG KONG (INCLUDING "H" SHARES)
            - (Cost  $91,780,301)                                                          77.4%       99,322,096
                                                                                           ----      ------------

UNITED STATES - "N" SHARES
   ELECTRIC UTILITIES - (2.6%)
     Huaneng Power International, Inc....................................      187,000                  2,267,375
     Shandong Huaneng Power Development, Ltd.............................      265,000                  1,093,125
                                                                                                     ------------

         TOTAL UNITED STATES - "N" SHARES - (Cost  $4,792,846)                              2.6%        3,360,500
                                                                                            ---      ------------

         TOTAL COMMON STOCK AND OTHER
            EQUITY INTERESTS - (Cost $111,356,041)                                         89.3%      114,593,292
                                                                                           ----      ------------

                                                                          PAR VALUE/SHARES
DIRECT INVESTMENTS                                                        ----------------
   CERAMIC PRODUCTS - (0.0%)
     Siu Fung Ceramics Concept Company, Ltd. (acquired 11/30/94)* (1)            8,000                          0
                                                                                                     ------------

   CONSTRUCTION - (2.0%)
     Wai Kee China Investments (BVI) Company, Ltd. (acquired 10/23/95) (1)         180                  2,626,972
                                                                                                     ------------

   GRANITE AND MARBLE PRODUCTS - (0.1%)
     Companion Marble Holdings, Ltd. (warrants, expiring on April 7,
       2001)* (1)                                                              357,142                     23,446
     Companion Marble Holdings, Ltd., corporate bond, 13.50% per
       annum loan, 3/31/00 (acquired 12/20/96) (1).......................    1,250,000                    114,859
                                                                                                     ------------
                                                                                                          138,305
                                                                                                     ------------
INFRASTRUCTURE - (1.0%)
     Road King Infrastructure, Ltd. (acquired 3/29/96)...................    1,969,200                  1,280,101
                                                                                                     ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

================================================================================

             NAME OF ISSUER                                               PAR VALUE/
           AND TITLE OF ISSUE                                                 SHARES                VALUE (NOTE A)
           ------------------                                                 ------                --------------
DIRECT INVESTMENTS (CONTINUED)
   PLUMBING - (3.5%)
     A-S China Plumbing Products, Ltd. (acquired 4/14/94)* (1)...........          450               $  4,500,000
                                                                                                     ------------

   PROPERTY DEVELOPER - (0.0%)
     Shanghai Links Executive Community (acquired 3/12/97)* (1)..........      100,000                          0
     Shanghai Links Executive Community Class A preference shares
       (acquired 3/12/97)* (1)...........................................      900,000                          0
                                                                                                     ------------
                                                                                                                0
                                                                                                     ------------
   REAL ESTATE - (1.1%)
     New World Sun City, Ltd. (acquired 12/12/92)* (1)...................           83                  1,383,025
                                                                                                     ------------

   RETAIL - (1.6%)
     Moulin International Holding Ltd. (acquired 8/17/99) (1)............    2,000,000                  2,000,000
                                                                                                     ------------

   TEXTILE - (0.0%)
     Wing Hong Holdings, Ltd. (acquired 5/31/95)* (1)....................          150                          0
                                                                                                     ------------

         TOTAL DIRECT INVESTMENTS - (Cost $24,694,536)                                      9.3%       11,928,403
                                                                                            ---      ------------


             NAME OF ISSUER                       CURRENT     MATURITY       PRINCIPAL
           AND TITLE OF ISSUE                      YIELD    (MM/DD/YYYY)      AMOUNT
           ------------------                     -------   ------------     ---------
SHORT TERM INVESTMENTS

   U.S. GOVERNMENT SECURITIES - (1.7%)
     United States Treasury Bill................   4.680%     11/04/1999     2,100,000                  2,099,243
                                                                                                     ------------

   REPURCHASE AGREEMENT - (1.0%)
     State Street Bank & Trust Co.
        maturity value of $1,315,356 (Dated ....   3.250%     11/01/1999     1,315,000                  1,315,000
                                                                                                   --------------
        10/29/99, collateralized by $1,065,000
        United States Treasury Bond, 8.875%,
        2/15/19, with a value of $1,347,225)
         TOTAL SHORT-TERM INVESTMENT - (Cost  $3,414,243)                                   2.7%        3,414,243
                                                                                            ---      ------------

TOTAL INVESTMENTS - (Cost  $139,464,820) (NOTE E)                                         101.3%      129,935,938
                                                                                          -----
OTHER ASSETS AND LIABILITIES                                                               (1.3)%      (1,633,082)
                                                                                           ----      ------------

NET ASSETS                                                                                100.0%     $128,302,856
                                                                                          -----      ============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS
*     Denotes non-income producing security

     (1) These direct investments are restricted as to resale and do not have a readily available resale market. On the date of acquisition for each of these direct investments, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Notes A and B to the Financial Statements.


See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

================================================================================

ASSETS
    Investments in listed investments, at value (cost $111,356,041) (Notes A)...........             $114,593,292
    Investments in direct investments, at value (cost $24,694,536) (Notes A and B)......               11,928,403
    Short-term investments, at value (Cost $3,414,243) (Note A).........................                3,414,243
    Cash, including foreign currency, at value (cost $196,763)..........................                  196,803
    Receivable for investments sold.....................................................                  623,031
    Dividends and interest receivable...................................................                  130,088
                                                                                                     ------------
TOTAL ASSETS............................................................................              130,885,860
                                                                                                     ------------

LIABILITIES
    Payable for investments purchased...................................................                2,126,388
    Investment management fee payable (Note C)..........................................                  119,058
    Administration, custodian and transfer agent fees payable...........................                  132,925
    Accrued expenses and other liabilities..............................................                  204,633
                                                                                                     ------------
TOTAL LIABILITIES.......................................................................                2,583,004
                                                                                                     ------------

TOTAL NET ASSETS........................................................................             $128,302,856
                                                                                                     ============

COMPOSITION OF NET ASSETS:
    Common stock, at par value (Note D).................................................             $    100,732
    Capital paid in excess of par (Note D)..............................................              139,061,890
    Undistributed net investment income.................................................                1,116,171
    Accumulated net realized loss on investments and
        foreign currency transactions...................................................               (2,446,630)
    Net unrealized depreciation on investments
        and foreign currency transactions...............................................               (9,529,307)
                                                                                                     ------------
TOTAL NET ASSETS........................................................................             $128,302,856
                                                                                                     ============

NET ASSET VALUE PER SHARE...............................................................             $      12.74
                                                                                                     ============
($128,302,856 / 10,073,173 shares of common stock outstanding)


See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999

================================================================================

INVESTMENT INCOME
    Dividend income - listed investments................................................              $ 2,900,984
    Dividend income - direct investments................................................                  423,876
    Interest income - listed and short-term investments.................................                  403,456
    Interest income - direct investments................................................                  125,916
                                                                                                      -----------
        TOTAL INVESTMENT INCOME.........................................................                3,854,232
                                                                                                      -----------

EXPENSES
    Investment Management fee (Note C)..................................................                1,487,606
    Administration, custodian and transfer agent fees...................................                  423,934
    Directors' fees and expenses (Note C)...............................................                  325,226
    Legal fees..........................................................................                  159,125
    Shareholder services fee............................................................                   96,933
    Printing and postage................................................................                   72,000
    Insurance...........................................................................                   68,622
    Audit and tax service fees..........................................................                   67,643
    Miscellaneous expenses..............................................................                   22,895
                                                                                                      -----------
        TOTAL EXPENSES                                                                                  2,723,984
                                                                                                      -----------

NET INVESTMENT INCOME...................................................................                1,130,248
                                                                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
    Net realized loss on listed investment transactions.................................                 (784,609)
    Net realized gain on direct investment transactions.................................                7,009,399
    Net realized loss on foreign currency transactions..................................                  (11,034)
                                                                                                      -----------
                                                                                                        6,213,756
    Net change in unrealized appreciation on listed investments and
        foreign currency translations...................................................               14,515,869
    Net change in unrealized depreciation on direct investments.........................               (3,779,390)
                                                                                                      -----------
                                                                                                       10,736,479
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS.......................................................               16,950,235
                                                                                                      -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS..............................................              $18,080,483
                                                                                                      ===========

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


================================================================================

                                                                            YEAR ENDED               YEAR ENDED
                                                                         OCTOBER 31, 1999         OCTOBER 31, 1998
                                                                         ----------------         ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
    Net investment income..........................................         $  1,130,248             $    884,934
    Net realized gain (loss) on investment and
        foreign currency transactions..............................            6,213,756               (8,683,508)
    Net change in unrealized appreciation (depreciation) on
        investments and foreign currency translations..............           10,736,479              (53,362,296)
                                                                            ------------             ------------
    Net increase (decrease) in net assets resulting from operations           18,080,483              (61,160,870)
                                                                            ------------             ------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income..........................................             (816,647)                      --
    Net realized gain on investments and foreign
        currency transactions......................................                   --               (5,425,599)
                                                                            ------------             ------------
    Total dividends and distributions to shareholders..............             (816,647)              (5,425,599)
                                                                            ------------             ------------

CAPITAL SHARE TRANSACTIONS:
    Fund shares repurchased (Note D)...............................           (5,852,335)                (557,605)
                                                                            ------------             ------------
    Total decrease in net assets from capital stock transactions...           (5,852,335)                (557,605)
                                                                            ------------             ------------
NET INCREASE (DECREASE) IN NET ASSETS..............................           11,411,501              (67,144,074)
                                                                            ------------             ------------

NET ASSETS:
Beginning of period................................................          116,891,355              184,035,429
                                                                            ------------             ------------
End of period, including undistributed
    net investment income of $1,116,171 and $813,604, respectively          $128,302,856             $116,891,355
                                                                            ============             ============

See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED

================================================================================

                                                                              YEAR ENDED OCTOBER 31,
                                                          -------------------------------------------------------------
                                                            1999         1998          1997         1996         1995
                                                          --------     --------      --------     --------     --------
PER SHARE OPERATING PERFORMANCE (1)
Net asset value, beginning of period....                  $  10.84     $  16.97      $  13.24     $  12.87     $  15.26

Net investment income (loss)............                      0.12         0.08(2)      (0.02)(2)     0.06         0.10
Net realized and unrealized gain (loss)
     on investment and foreign currency
     transactions.......................                      1.86        (5.71)         3.83         0.40        (1.88)
                                                          --------     --------      --------     --------     --------
Total from investment operations........                      1.98        (5.63)         3.81         0.46        (1.78)
                                                          --------     ---------     --------     --------     --------

Less distributions:
     Dividends from net investment income                    (0.08)          --         (0.08)       (0.09)       (0.01)
     Distributions from net realized capital gains              --        (0.50)           --           --        (0.60)
Total distributions.....................                      0.08        (0.50)        (0.08)       (0.09)       (0.61)
                                                          --------     --------      --------     --------     --------

Net asset value, end of period..........                  $  12.74     $  10.84      $  16.97     $  13.24     $  12.87
                                                          ========     ========      ========     ========     ========

Per share market value, end of period...                  $   9.94     $   8.75      $  13.31     $  11.75     $  11.75
                                                          ========     ========      ========     ========     ========

TOTAL INVESTMENT RETURN
     (BASED ON MARKET VALUE)............                     14.65%      (31.98)%       13.88%        0.74%      (28.39)%
                                                          ========     ========      ========     ========     ========

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's).......                  $128,303     $116,891      $184,035     $143,599     $139,513
Ratio of expenses to average net assets                       2.28%        2.22%(2)      2.15%(2)     2.56%        2.55%
Ratio of net investment income (loss)
     to average net assets..............                      0.95%        0.68%        (0.11)%       0.49%        0.78%
Portfolio turnover rate.................                        75%          24%           39%          41%          43%




(1) Based on average shares outstanding during the period.
(2)  The ratios of expenses to average net assets and the net investment income
     (loss) per share is after the waiver of a portion of the Investment Management Fee by the Investment Manager (Note C). Had the Investment Manager not waived these fees, the ratio of expenses to average net assets and the net investment income (loss) per share would have been as follows:
     For the year ended October 31, 1998, 2.33% and $0.07, respectively and for the year ended October 31, 1997, 2.25% and $(0.04), respectively.

See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999

================================================================================

NOTE A  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of and for the year ended October 31, 1999, relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments are valued at fair value as determined by the Board of Directors based on advice from the Investment Manager and Direct Investment Manager. The Direct Investment's original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

================================================================================

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its stockholders, at least annually, all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holdings in passive foreign investment companies.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B - VALUATION OF DIRECT INVESTMENTS
At October 31, 1999, Direct Investments amounting to $10,648,302 (8.3% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The remaining Direct Investments are being valued at readily available market prices (See Note A - Security Valuation). The procedures applied by the Board of Directors in arriving at its estimate of value of securities without readily available market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Investment Manager and Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
HSBC Asset Management (Hong Kong) Limited (the "Investment Manager") serves as Investment Manager pursuant to an investment advisory and management agreement with the Fund (the "Management Agreement"). Effective March 13, 1998, the Management Agreement was amended to reduce the fee paid by the Fund to the Investment Manager for its services to the annual rate of 1.25% of the Fund's average weekly net assets. Prior to March 13, 1998, the Investment manager was entitled to receive a fee for its services at the annual rate of 1.50% of the Fund's average weekly net assets. However, beginning July 1, 1997, the Investment Manager voluntarily waived a portion of its fee amounting to an annual rate of 0.25% of the Fund's average weekly net assets. HSBC Private Equity (Asia) Limited (the "Direct Investment Manager") serves as investment manager for the direct investment portfolio pursuant to a direct investment management agreement. For its services, the Direct Investment Manager is paid a fee by the Investment Manager.

================================================================================

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $12,500 and $10,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

NOTE D - CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the year ended October 31, 1999, the Fund repurchased 707,864 shares of its common stock. Proceeds paid by the Fund for the repurchase of its shares, including commissions of $21,236, amounted to $5,852,335.

NOTE E -- INVESTMENT TRANSACTIONS
For the year ended October 31, 1999, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $101,686,905 and $82,750,344, respectively. At October 31, 1999, the cost of investments for federal income tax purposes was 139,475,325. Gross unrealized appreciation of investments was $21,409,709, while gross unrealized depreciation of investments was $30,949,096, resulting in net unrealized depreciation of investments of $9,539,387. In addition, the Fund has a capital loss carryforward of $2,436,126, which may be utilized to offset capital gains through October 31, 2006.

NOTE F -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

THE CHINA FUND, INC.
REPORT OF INDEPENDENT AUDITORS

================================================================================
The Stockholders and Board of Directors
The China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc., including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China Fund, Inc. as of October 31, 1999, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                              KPMG LLP


Boston Massachusetts
December  3, 1999

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED)

================================================================================
YEAR 2000
The services provided to The China Fund (the "Fund") by its various service providers depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Fund has been advised that its service providers have been working actively on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 problem.


SUBSEQUENT EVENTS
================================================================================
Effective December 9, 1999, the Fund is allowed to invest up to 10% of its assets in companies located in Taiwan even if those companies are not "China companies" as defined in the Fund's Prospectus. The Fund will continue to invest at least 65% of its assets in China companies.

The Fund also announced that John W. English has resigned as Chairman of the Board of Directors but will remain on the Board. Alan Tremain was appointed Chairman effective December 9, 1999.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

================================================================================

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each stockholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by State Street Bank and Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)

================================================================================

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

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                                       28
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                                       29

THE CHINA FUND, INC.

================================================================================
UNITED STATES ADDRESS
The China Fund, Inc.
140 Broadway, 5th Floor
New York, NY  10005
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
John W. English,  Director and Chairman of the Board
Sir Alan Donald KCMG, Director
Paul C. Guidone, President and Director
Michael F. Holland,  Director
Burton Levin,  Director
James J. Lightburn,  Director
Joe O. Rogers,  Director
Alan Tremain, O.B.E.,  Director
Nigel S. Tulloch,  Director
Thomas R. Callahan,  Vice President, Treasurer and Secretary
Leonard B. Mackey, Jr.,  Assistant Secretary

INVESTMENT MANAGER
HSBC Asset Management (Hong Kong) Limited

DIRECT INVESTMENT MANAGER
HSBC Private Equity (Asia) Limited

SHAREHOLDER SERVICING AGENT
Dewe Rogerson, Inc.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR State Street Bank and Trust Company

INDEPENDENT AUDITORS
KPMG LLP

LEGAL COUNSEL
Rogers & Wells LLP